PRINTING INSTRUCTIONS CHECK TOC BEFORE PRINTING Color/grayscale: Color (regardless of printing in b/w) Scale to fit paper: OFF Print hidden slides: OFF POWERPOINT OPTIONS > ADVANCED > PRINT Print in background: OFF Third Quarter 2017 Earnings Presentation August 8, 2017

1 Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017, filed with the U.S. Securities and Exchange Commission on August 8, 2017 (File No. 001-37793), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over Adjusted EBITDA on a trailing twelve month basis), as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted net income to adjusted net income per share, and net debt over Adjusted EBITDA on a trailing twelve month basis. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

2 Financial Highlights – Q3 2017 ($’s in millions) Q3 2017 Q3 2016 Y/Y Change Net Sales $397.7 $395.7 0.5% Net Income $27.5 $20.6 33.0% Adjusted EBITDA(1) $62.0 $67.2 (7.7%) Net Income Margin 6.9% 5.2% +170 bps Adjusted EBITDA Margin(1) 15.6% 17.0% (140 bps) Net Income per Share $0.41 $0.33 24.2% Adjusted Net Income per Share(1) $0.44 $0.43 2.3% Market remained consistent with prior quarters; Forward indicators point to improvement over medium term Passing through YTD commodity inflation to market; Q3 pricing environment was more challenging in some products Adjusted EBITDA margin decline due to; • Dollar for dollar pass through of raw material inflation (100 bps) • Net price/mix vs cost, productivity, and cost management (40 bps) Closed two M&A transactions in quarter (1) See non-GAAP reconciliation in appendix Q3 Performance in line with our guidance

3 U.S. Construction Market F2017EAverage20102007 Prior peak Trough 45-year average Today US Nonresidential building construction starts (millions of square feet ) 1,666 1,275 1,031 Historical US single-family and multi-family housing starts (thousands of dwellings) 2005 2009 F2017EAverage Prior peak Trough 45-year average Today 2,068 554 1,450 1,240 679 Source: Dodge Data & Analytics F2016 Prior Year 1,047 F2016 Prior Year 1,220 -(2%) +2% Key markets that drive Atkore volume • 60% US Nonresidential Construction • 10% US Residential Construction • 16% Original Equipment Manufacturers • 8% International Nonresidential Construction • 6% Other Atkore volumes are driven by Nonresidential construction starts in square feet vs. dollars May Dodge Data & Analytics forecast for nonresidential construction points to contraction in 2017 and growth in 2018 (Influences 60% of Net Sales) (Influences 10% of Net Sales) Actual and Projected Business Volumes linked to Market Activity

Electrical Raceway Segment – Q3 Highlights

Non-Residential Construction Activity Improving Slower than Expected

Average selling prices up 6% from pass through of material costs

Volume down 3% driven by soft steel conduit market; PVC & Copper products showing low single digit growth

Adjusted EBITDA margin decline due to;

- Dollar for dollar pass through of raw material inflation (110 bps)
- Net price/mix vs cost, productivity, and cost management (110 bps)

($'s in millions)	Q3 2017	Q3 2016	Y/Y Change
Net Sales	$266.3	$259.8	2.5%
Adjusted EBITDA	$48.0	$52.4	(8.4%)
Adjusted EBITDA Margin	18.0%	20.2%	(220 bps)


Steel Conduit


PVC Conduit


Armored Cable


Flexible and Liquidtight Conduit


Cable Tray, Cable Ladder & Fittings

atkore INTERNATIONAL

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5 Mechanical Products & Solutions Segment Highlights Price up 6% due to pass through of material cost increases and initiatives Volume down 9% due primarily to impact of solar comparison, soft agriculture vertical, and delays in datacenter projects Adjusted EBITDA margin decline due to; • Dollar for dollar pass through of raw material inflation (100 bps) • Net price/mix vs cost, productivity, and cost management (150 bps) ($’s in millions) Q3 2017 Q3 2016 Y/Y Change Net Sales $131.7 $136.5 (3.5%) Adjusted EBITDA $19.0 $23.0 (17.5%) Adjusted EBITDA Margin 14.4% 16.9% (250 bps) Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube Construction Design & Services Acquisitions Completed to Strengthen UK Portfolio and Razor Wire Capacity

6 Key Balance Sheet and Cash Flow Metrics ($mm) 6/30/2017 Cash and cash equivalents $96.2 Total Debt $492.1 CapEx $15.3 Net cash from operating activities $65.8 TTM Adjusted EBITDA(1) $229.4 Leverage Ratio (1) Total debt / TTM Adjusted EBITDA(1) 2.1x Net debt / TTM Adjusted EBITDA(1) 1.7x Metrics Leverage Ratio(1) 1. Leverage ratio is defined as net debt (total debt less cash and cash equivalents) divided by Adjusted EBITDA on a trailing twelve month (TTM) basis or June 25 ,2016 to June 30, 2017. Total debt was $692.9mm, $652.2mm, and $630.3mm, as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. Cash and cash equivalents were $33.4mm, $80.6mm, and $200.3mm as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. Leverage ratio for all periods above and TTM Adjusted EBITDA for the TTM ended June 30, 2017 is reconciled in the appendix. 5.2x 3.5x 1.8x 1.7x FY 2014 FY 2015 FY 2016 TTM 6/30/17 Strong Cash Flow and Leverage Ratio Support M&A Strategy

7 2017 Financial Outlook Summary Electrical Raceway Segment Consolidated Atkore Mechanical Products & Solutions Segment Prior Outlook Updated Outlook Volume (2) to 2% ~(4)% Adjusted EBITDA* $182 - $190mm $177 - $182mm Volume (4) to 0% ~(9)% Adjusted EBITDA* $80 - $85mm $70 - $76mm Adjusted EBITDA* $235 - $245mm $220 - $228mm Adjusted EPS* $1.55 - $1.65 $1.37 - $1.45 Capital Expenditures $25 - $28mm ~$25mm Interest Expense $27mm $27mm Tax Rate 33% 33% Diluted Shares** 67 67 * Reconciliation of the forward-looking full-year 2017 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance. 2017 Adjusted EBITDA is impacted year over year by 1 less working week vs. 2016 (~$5mm) and high 2016 solar comparison (~$13mm)

8 Key Takeaways • Current market not improving as fast as expected, macro drivers suggest low single digit growth in 2018 • M&A funnel and activity is gaining momentum • Focus on the Atkore Business System and self-help/productivity initiatives will continue to favorably impact results • The Atkore team continues to outperform market inputs; Our ability to generate productivity savings, improve margins through innovation, and pass through material cost increases is driving long-term growth and earnings expansion Q3 Performance in line with our guidance

Appendix

10 Segment Information A B C D E F G H Three Months Ended June 30, 2017 June 24, 2016 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 266,275 $ 48,026 18.0% $ 259,826 $ 52,438 20.2 % Mechanical Products & Solutions 131,679 $ 18,986 14.4% 136,482 $ 23,024 16.9 % Eliminations (209) (584) Consolidated operations $ 397,745 $ 395,724

Adjusted earnings per share reconciliation

Consolidated Atkore International Group Inc.

(in thousands, except per share data)	Three Months Ended				Nine months ended			
	June 30, 2017		June 24, 2016[b]		June 30, 2017		June 24, 2016 [b]	
Net income	$	27,465	$	20,645	$	63,782	$	43,224
Stock-based compensation		3,064		4,854		9,368		16,897
Consulting fee		—		13,675		—		15,425
Loss (gain) on extinguishment of debt		—		—		9,805		(1,661)
Gain on sale of joint venture		—		—		(5,774)		—
Impact of Fence and Sprinkler exit		—		—		—		811
Legal matters		—		1,300		7,501		1,300
Other [a]		177		(10,055)		(10,306)		(5,842)
Pre-tax adjustments to net income		3,241		9,774		10,594		26,930
Tax effect		(1,160)		(3,284)		(3,188)		(9,426)
Adjusted net income	$	29,546	$	27,135	$	71,188	$	60,728
Weighted-Average Common Shares Outstanding								
Basic		63,817		62,492		63,239		62,491
Diluted		66,939		62,492		66,613		62,491
Net income per share								
Basic	$	0.43	$	0.33	$	1.01	$	0.69
Diluted	$	0.41	$	0.33	$	0.96	$	0.69
Adjusted Net income per share								
Basic	$	0.46	$	0.43	$	1.13	$	0.97
Diluted	$	0.44	$	0.43	$	1.07	$	0.97

(a) Represents other items, such as lower-of-cost-or-market inventory adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions.
(b) Prior year amounts have been revised for consistency to reflect the Company's election to treat all unusual legal matters and gains/losses on extinguishment of debt as an add-back to both Adjusted EBITDA and Adjusted Net Income.

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atkore INTERNATIONAL

12 Net Income to Adjusted EBITDA reconciliation A B C D E F G H Consolidated Atkore International Group Inc. Three Months Ended Nine months ended (in thousands) June 30, 2017 June 24, 2016 June 30, 2017 June 24, 2016 Net income $ 27,465 $ 20,645 $ 63,782 $ 43,224 Interest expense, net 5,811 10,169 20,872 30,617 Income tax expense 11,431 10,749 29,313 24,093 Depreciation and amortization 13,341 13,322 40,242 40,064 Loss (gain) on extinguishment of debt — — 9,805 (1,661) Restructuring & impairments (101) 326 700 2,395 Net periodic pension benefit cost — 110 — 330 Stock-based compensation 3,064 4,854 9,368 16,897 ABF product liability impact — 212 — 637 Consulting fee — 13,675 — 15,425 Legal matters — 1,300 7,501 1,300 Transaction costs 845 1,917 2,543 5,348 Gain on sale of joint venture — — (5,774) — Other (a) 177 (10,055) (10,306) (5,842) Impact of Fence and Sprinkler exit — — — 811 Adjusted EBITDA $ 62,033 $ 67,224 $ 168,046 $ 173,638 (a) Represents other items, such as lower-of-cost-or-market inventory adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions.

13 Net debt / Adjusted EBITDA reconciliation A B C D E F G H Consolidated Atkore International Group Inc. ($ in thousands) June 30, 2017 September 30, 2016 September 25, 2015 September 26, 2014 Short-term debt and current maturities of long-term debt $ 4,215 $ 1,267 $ 2,864 $ 42,887 Long-term debt 487,921 629,046 649,344 649,980 Total debt 492,136 630,313 652,208 692,867 Less cash and cash equivalents 96,200 200,279 80,598 33,360 Net debt $ 395,936 $ 430,034 $ 571,610 $ 659,507 TTM Adjusted EBITDA $ 229,410 $ 235,002 $ 163,949 $ 126,597 Total debt/TTM Adjusted EBITDA 2.1 x 2.7 x 4.0 x 5.5 x Net debt/TTM Adjusted EBITDA 1.7 x 1.8 x 3.5 x 5.2 x

14 Net Income to Adjusted EBITDA reconciliation A B C D E F G H Consolidated Atkore International Group Inc. TTM Three Months Ended (in thousands) June 30, 2017 June 30, 2017 March 31, 2017 December 30, 2016 September 30, 2016 Net income $ 79,354 $ 27,465 $ 18,935 $ 17,382 $ 15,572 Interest expense, net 32,053 5,811 5,231 9,830 11,181 Income tax expense 33,205 11,431 12,375 5,507 3,892 Depreciation and amortization 55,195 13,341 13,273 13,628 14,953 Loss (gain) on extinguishment of debt 9,805 — — 9,805 — Restructuring & impairments 2,401 (101) 412 389 1,701 Net periodic pension benefit cost 110 — — — 110 Stock-based compensation 13,598 3,064 3,584 2,720 4,230 ABF product liability impact 212 — — — 212 Consulting fee — — — — — Legal matters 7,583 — 7,501 — 82 Transaction costs 5,027 845 138 1,560 2,484 Gain on sale of joint venture (5,774) — (5,774) — — Other (3,359) 177 447 (10,930) 6,947 Adjusted EBITDA $ 229,410 $ 62,033 $ 56,122 $ 49,891 $ 61,364